                                                                EXHIBIT 10.4
                              RUBIO'S RESTAURANTS, INC.
                             AMENDMENT NUMBER ONE TO THE
                     SERIES C PREFERRED STOCK PURCHASE AGREEMENT


     This Amendment No. 1 ("Amendment") to the Series C Preferred Purchase Agreement dated as of March 28, 1996 (together, the "Agreement"), is made as of this 30th day of June, 1996 by and among Rubio's Restaurants, Inc. a California corporation (the "Company"), the investors listed on SCHEDULE A to the Agreement, (the "Existing Series C Investors"), and the investors listed on SCHEDULE A hereto (the "New Investors"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

                                       RECITALS

     A. The Company desires to sell and issue to the New Investors, and the New Investors desire to purchase from the Company, up to 18,582 shares of the Company's Series C Preferred Stock pursuant to the Agreement.

     B. The Existing Investors desire for the New Investors to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the New Investors to become parties to the Agreement.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   AMENDMENTS TO AGREEMENT.

          Section 1.3 is hereby amended and shall read in its entirety as follows:

                    1.3 SUBSEQUENT SALE OF SERIES C PREFERRED STOCK. To the extent that less than 825,000 shares of Series C Preferred Stock are sold at the Closing, the Company may sell any remaining shares of Series C Preferred Stock at a price not less than $5.38126 per share to such other purchaser(s) as the Company's Board of Directors shall select, provided such sale is completed on or before June 30, 1996 (the "Second Closing"). Any such purchaser shall execute a counterpart signature page to this Agreement, Amendment Number Two to the Investors' Rights Agreement, and the Stock Restriction Agreement; and any additional sales of Series C Preferred Stock to Investors shall be deemed to be made hereunder. The sale of any additional shares of Series C Preferred Stock under this Section 1.3 occurring on or before June 30, 1996 shall not be subject to the Investor's right of first offer contained in Section 2.4 of the Investors' Rights Agreement dated February 1, 1995, as amended, or the Amendment Number Two to the Investors' Rights Agreement to be executed contemporaneously with this Agreement (collectively, the "Investors' Rights Agreement"); otherwise, such shares shall be subject to the Investors' right of first offer under the Investors' Rights Agreement.

     2. EFFECT OF AMENDMENT. Except as amended and set forth above, the Agreement shall continue in full force and effect.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one and the same instrument.

     4. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     5. ENTIRE AGREEMENT. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     6. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.





                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.


COMPANY:                                RUBIO'S RESTAURANTS, INC.
                                        a California corporation


                                        By: /s/ Ralph Rubio
                                            -------------------------------
                                            Ralph Rubio, President

                              Address:  5151 Shoreham Place, Suite 260
                                        San Diego, CA  92122


INVESTORS:                              ROSEWOOD CAPITAL, L.P.

                                        By: Rosewood Capital Associates, L.P.,
                                            General Partner


                                            By: /s/ Kyle Anderson
                                                -------------------------
                                                General Partner

                              Address:  One Maritime Plaza, Suite 1330
                                        San Francisco, CA  94111


                                        /s/ J. Richard Fredericks
                                        -----------------------------------
                                         J. Richard Fredericks

                              Address:  2395 Vallejo Street
                                        San Francisco, CA  94123


                                        /s/ Bruce Frazer
                                        -----------------------------------
                                        Bruce Frazer


                              Address:  c/o Rubio's Restaurants, Inc.
                                        5151 Shoreham Place, Suite 260
                                        San Diego, CA  92122


                      [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
                     SERIES C PREFERRED STOCK PURCHASE AGREEMENT]

                                      SCHEDULE A

                        SCHEDULE OF SECOND CLOSING INVESTORS


                                                           Number
          Name                     Investment             of Shares
---------------------------     -------------------    ---------------
J. Richard Fredericks              $49,997.29               9,291
Bruce Frazer                       $49,997.29               9,291
                                   ----------              ------
     TOTAL:                        $99,994.58              18,582